UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2025

BLUE OWL TECHNOLOGY FINANCE CORP. II
(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56371	87-2993019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue,
New York,	NY	10022
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (212) 419-3000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.
On March 24, 2025, Blue Owl Technology Finance Corp., a Maryland corporation (“OTF”), completed its previously announced acquisition of Blue Owl Technology Finance Corp. II, a Maryland corporation (the “Company”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 12, 2024, by and among the Company, OTF, Oriole Merger Sub Inc., a Maryland corporation and wholly owned subsidiary of OTF (“Merger Sub”), and, solely for the limited purposes set forth therein, Blue Owl Technology Credit Advisors LLC, a Delaware limited liability and investment adviser to OTF (“OTF Adviser”) and Blue Owl Technology Credit Advisors II LLC, a Delaware limited liability and investment adviser to the Company (“OTF II Adviser”). Pursuant to the Merger Agreement, Merger Sub was first merged with and into the Company, with the Company as the surviving corporation (the “Initial Merger”), and, immediately following the Initial Merger, the Company was then merged with and into OTF, with OTF as the surviving company (the Initial Merger and the subsequent merger, collectively, the “Merger”). As a result of, and as of the effective time of, the Merger, the Company’s separate existence ceased.
In accordance with the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of the Company’s common stock was converted into the right to receive 0.9113 shares of common stock, par value $0.01 per share of OTF’s common stock (with the Company’s stockholders receiving cash in lieu of fractional shares of OTF’s common stock). As a result of the Merger, OTF will issue an aggregate of approximately 250,738,523 shares of its common stock to former stockholders of the Company prior to any adjustment for the former stockholders of the Company receiving cash in lieu of fractional shares.
The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K filed on November 13, 2024, which is incorporated herein by reference.
Item 3.03.    Material Modification to Rights of Security Holders.
The information required by Item 3.03 is contained in Items 2.01 and is incorporated herein by reference.
Item 5.01.    Changes in Control of Registrant.
The information required by Item 5.01 is contained in Item 2.01 and is incorporated herein by reference.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the Merger Agreement, each of the named executive officers and directors of the Company ceased to be named executive officers and directors of the Company as of the effective time of the Merger (and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices).
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to the terms of the Merger Agreement, at the effective time of the Initial Merger, the articles of amendment and restatement, as amended, of the Company was amended and restated in its entirety in the form of the certificate of incorporation of Merger Sub and became the amended and restated charter of the Company, and the bylaws of Merger Sub, as in effect immediately prior to the effective time of the Initial Merger, became the second amended and restated bylaws of the Company (as the surviving corporation in the Initial Merger). The amended and restated charter and second amended and restated bylaws of the Company (as the surviving corporation in the Initial Merger), each as in effect immediately following the effective time of the Initial Merger, are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.
On March 24, 2025, OTF issued a press release announcing, among other things, the closing of the Merger. A copy of the press release is furnished herewith as Exhibit 99.1.
The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and is not deemed “filed” by the Company for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This Current Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission.
Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings made by the Company with the SEC. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include: the ability to realize the anticipated benefits of the Merger, the combined company’s plans, expectations, objectives and intentions as a result of the Merger, the business prospects of the combined company and the prospects of its portfolio companies, actual and potential conflicts of interests with OTF II Adviser, general economic and political trends and other factors, the dependence of the combined company’s future success on the general economy and its effect on the industries in which they invest, and future changes in laws or regulations and interpretations thereof. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report.
Item 9.01.    Financial Statements and Exhibits.
(d)        Exhibits

Exhibit Number	Description

2.1
Agreement and Plan of Merger, by and among Blue Owl Technology Finance Corp., Blue Owl Technology Finance Corp. II, Oriole Merger Sub Inc., and, solely for the limited purposes set forth therein, Blue Owl Technology Credit Advisors LLC and Blue Owl Technology Credit Advisors II LLC, dated as of November 12, 2024 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed on November 13, 2024).

3.1	Amended and Restated Charter, dated March 24, 2025.

3.2	Second Amended and Restated Bylaws, dated March 24, 2025.

99.1	Press Release of Blue Owl Technology Finance Corp., dated March 24, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Owl Technology Finance Corp. II

Date: March 24, 2025	By:	/s/ Jonathan Lamm
Name: Jonathan Lamm
Title: Chief Operating Officer and Chief Financial Officer